Building a Fully Integrated Biopharmaceutical Company January 2013 Exhibit 99.1

Forward-Looking Statements

• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
• Such forward-looking statements include those regarding the Company’s expectations about: the timing of data from clinical trials of its PI3K and Hsp90 programs; its ability to execute on its strategic plans; the therapeutic potential of  its PI3K inhibitors and
Retaspimycin HCl; its 2013 research and development goals, including without limitation clinical development plans, for its PI3K program and its Hsp90 program; its current cash position; and its financial guidance for 2013 with respect to operating expenses, net loss and cash and investments.
• Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Infinity will report data in the time frames it has estimated, that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases or that development of any of Infinity’s product candidates will continue. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, including the following: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Infinity’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials; unplanned cash requirements and expenditures; development of agents by Infinity’s competitors for diseases in which Infinity is currently developing its product candidates; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk
Factors” included in Infinity’s current report on Form 8-K filed with the Securities and Exchange Commission (SEC) on December
12, 2012, and other filings filed by Infinity with the SEC.
• Any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• Infinity’s website is http://www.infi.com. Infinity regularly uses its website to post information regarding its business, product development programs and governance. Infinity encourages investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

Infinity Today: Solid Foundation for Building a Fully
Integrated Biopharmaceutical Company
Encouraging clinical activity
Worldwide rights to entire portfolio of product candidates
Strong intellectual property
Experienced team
Financial strength

Advancing a Portfolio of PI3K Inhibitors Potential First-in-Class IPI-145 Potential Best-in-Class Heme Malignancies Inflammation CLL iNHL T-Cell Asthma RA Others MCL 4 Others

Advancing a Portfolio of PI3K Inhibitors IPI-145 CLL iNHL T-Cell Asthma RA Others MCL 5 Others Heme Malignancies Inflammation Potential First-in-Class Potential Best-in-Class

Advancing a Portfolio of PI3K Inhibitors IPI-145 CLL iNHL T-Cell Asthma RA Others MCL 6 Others IPI-443 Heme Malignancies Inflammation Potential First-in-Class Potential Best-in-Class

IPI-145: Potential Best-in-Class PI3K Inhibitor
Profile
Clinical Development Status
Intellectual Property

IPI-145
• Potent, oral PI3K      inhibitor
• Selective for PI3K
Completed Phase 1 trial in healthy subjects
• Enrolling
– Phase 1 trial in advanced hematologic malignancies
– Phase 2a trial in mild, allergic asthma
• Planning Phase 2 trial in RA
• Issued U.S. composition patent expiry: 2030
• Numerous additional U.S. and ex-U.S. patents
pending

IPI-145 Targeting B-Cell and T-Cell Malignancies

Phase 1 Trial in Hematologic Malignancies
8 mg
BID
15 mg
BID
25 mg
BID
50 mg
BID
Ongoing
escalation
25 mg BID expansion (n=30)
•
•
•

Potential cohort expansions
•
•
•
•
•
35 mg
BID
75 mg
BID
60 mg
BID
100 mg BID
(enrolling)
Pre-MTD
MTD
Diffuse large B-cell lymphoma
T-cell lymphomas
Acute lymphoblastic leukemia
Myeloproliferative neoplasms
CLL, iNHL, MCL
Chronic lymphocytic leukemia
Indolent non-Hodgkin’s lymphoma
Mantle cell lymphoma

Well Tolerated at Doses Through 75 mg BID
Phase 1 Trial in Heme Malignancies
• No dose-related trends in adverse events
– Serious adverse events were infrequent and consistent with co-morbidities seen in patients with advanced hematologic malignancies
– Most common Grade 3,4 events: cytopenias and transaminase elevations, with a minority of patients requiring dose reductions or interruptions
• 67% of all patients remain on study
– 90% of patients who did not experience progressive disease after two cycles remain on study
• Maximum tolerated dose not yet reached
– 100 mg BID dose escalation cohort now enrolling

Flinn et al. ASH 2012.

No Dose-Related Trends in Adverse Events
Phase 1 Trial in Heme Malignancies

Flinn et al. ASH 2012.
Grade 3 and 4
Related AEs
IPI-145 BID Dose (n)
8 mg
(n = 1)
15 mg
(n = 6)
25 mg
(n = 34)
35 mg
(n = 3)
50 mg
(n = 3)
60 mg
(n = 3)
75 mg
(n = 5)
Neutropenia 1 3 3 1 0 0 0
Febrile neutropenia 1 0 0 0 0 0 0
Anemia 0 1 0 0 0 0 0
Thrombocytopenia 0 1 0 0 0 0 0
ALT/AST increased 0 1 3 0 0 1 1
Rash (general) 0 0 0 0 1 0 1
Cellulitis 0 0 0 0 0 0 1
Pneumonitis 0 1 0 0 0 0 0
Tumor lysis / Hyperkalemia 0 0 1 0 0 0 0
Nausea 0 1 0 0 0 0 0
Dehydration 0 0 1 0 0 0 0
Mucosal inflammation 0 0 1 0 0 0 0
Hypophosphatemia 0 0 1 0 0 0 0

25 mg
> 25 mg
Dose (mg BID)
Clinical Activity Observed Across a Broad
Range of Hematologic Malignancies

Reduction in tumor mass  was observed in all indications and at all dose levels evaluated
T-Cell Lymphoma
HL
aNHL
Cancer Diagnosis
MCL
iNHL
CLL/SLL
Off study
CR by PET
*
-50
Flinn et al. ASH 2012.
80
60
40
20
0
-20
-40
-60
-80
-100
1

Rapid Onset of Clinical Activity
by IPI-145 in CLL/SLL

Cycle (N patients)
Partial Response
Total Response
(Partial + Nodal)
Nodal Response
Flinn et al. ASH 2012.
Response Post 2 Cycles of IPI-145 (n = 11)

Many CLL, iNHL and MCL Patients
Continuing on Study

Months on Treatment by Subject and Diagnosis
CLL
MCL
iNHL
On Study
Off Study:
Adverse Event
Progressive Disease
Disposition
Ineligible
Flinn et al. ASH 2012.
13
12
11 10 9 8 7 6 5 4 3 2 1 0
Months on Study

Early Signs of Clinical Activity of IPI-145
in T-Cell Lymphoma

25 mg BID
50 mg BID
60 mg BID
75 mg BID
Dose
C1 = Cycle 1
C3 = Cycle 3
SD
TBD
PR
CR
Flinn et al. ASH 2012.
PD
PD
PD
• First response assessment after 2 cycles of IPI-145: 1 CR, 1 PR, 1 SD, 1TBD, 3 PD
• 4 patients remain on study

Clinical Responses Observed Across a Broad
Range of Malignancies
Population
Patients (n) Best Observed Response (n)
Treated Evaluable* CR PR SD PD
iNHL 17 13 1 7 4 1
CLL 16 11 0 6
4
#
1
MCL 4 3 0 2 0 1
T-Cell Lymphoma 7 6 1 1 1 3
HL 3 2 1 0 0 1

Responses not observed in multiple myeloma or aggressive non-Hodgkin’s lymphoma as of 11/20/2012 data cutoff.
*At least 1 response assessment or PD
Complete Response (CR), Partial Response (PR), Stable Disease (SD), Progressive Disease (PD)
#4 Nodal Responses
Flinn et al. ASH 2012.

Clinical Responses Observed Across a Broad
Range of Malignancies

Responses not observed in multiple myeloma or aggressive non-Hodgkin’s lymphoma as of 11/20/2012 data cutoff.
*At least 1 response assessment or PD
Complete Response (CR), Partial Response (PR), Stable Disease (SD), Progressive Disease (PD)
#4 Nodal Responses
Flinn et al. ASH 2012.
Population
Patients (n) Best Observed Response (n)
Median Time to
Response in
months Treated Evaluable* CR PR SD PD
iNHL 17 13 1 7 4 1 1.8
CLL 16 11 0 6
4 #
1 2.9
MCL 4 3 0 2 0 1 1.9
T-Cell Lymphoma 7 6 1 1 1 3 2.4
HL 3 2 1 0 0 1 1.7

Summary of Phase 1 Trial of IPI-145 in
Advanced Hematologic Malignancies
• Well tolerated up to 75 mg BID
• Active across a broad range of B-cell malignancies as well as T-cell lymphoma
• Rapid responses observed, as evidenced by median time to
response

Flinn et al. ASH 2012.

IPI-145 First-in-Class Opportunity in Inflammatory Diseases

Phase 1 Trial in Healthy Subjects
Study Design
• Objectives: Tolerability, pharmacokinetics (PK) and
pharmacodynamics (PD) following single and repeat doses
• 84 subjects evaluated
• Data reported at ACR 2012
Part 1: Single Ascending Dose
• Randomized, double-blind, placebo-controlled
• Doses evaluated: 1, 2, 5, 10, 25 and 30 mg
Part 1: Single Ascending Dose
• Randomized, double-blind, placebo-controlled
• Doses evaluated: 1, 2, 5, 10, 25 and 30 mg
Part 2: Multiple Ascending Dose
(14 days dosing)
• Randomized, double-blind, placebo-controlled
• Doses evaluated: 1, 2 and 5 mg BID; 10 mg QD
Part 2: Multiple Ascending Dose
(14 days dosing)
• Randomized, double-blind, placebo-controlled
• Doses evaluated: 1, 2 and 5 mg BID; 10 mg QD

IPI-145 Phase 1 Trial in Healthy Subjects
Safety Findings
• IPI-145 well tolerated at doses up to 10 mg daily for 14 days
• No signs or symptoms attributable to treatment (e.g., headache, common cold symptoms, fatigue, dizziness) at any dose level
• No unusual or opportunistic viral or other infections
• No safety related laboratory findings attributable to treatment at any dose level

Porter et al. ACR 2012.

IPI-145 Is Active in All Inflammation
Models Evaluated

Palombella. New York Academy of Sciences 2012.
Disease Rodent Inflammation Model
Asthma • Ovalbumin challenge
Rheumatoid Arthritis
• Adjuvant Induced (AIA)
• Collagen Induced (CIA)
• Peptidoglycan Polysaccharide Induced (PG-PS)
• Collagen Antibody Induced (CAIA)
Crohn’s Disease • CD45RB
high
transfer
Lupus • NZB/W f1
Multiple Sclerosis • Experimental Autoimmune Encephalopathy (EAE)

Initiated Phase 2a Trial in Asthma
• Double-blind, randomized, placebo-controlled, crossover study
• Approximately 30 subjects with mild, allergic asthma
• Multiple-dose study designed to evaluate safety, PK, and activity
– Efficacy endpoints include FEV
1
, markers of inflammation
and airway hyperresponsiveness

~30 subjects
IPI-145
Placebo
IPI-145
Placebo
14 Days
14 Days 7-12 Day Washout
ClinicalTrials.gov NCT01653756.
R

Planning Phase 2 Trial in RA
• Double-blind, randomized, placebo-controlled
• Designed to evaluate safety and activity of multiple doses

Patients with moderate
to severe RA
Multiple doses of IPI-145
Placebo
R

IPI-443 Second PI3K-Delta,Gamma Inhibitor

IPI-443:
Maximizing Value of PI3K       Franchise
• PI3K portfolio enables the evaluation of relative attributes of
PI3K      inhibition
• Nonclinical studies of IPI-443 under way to enable
Phase 1 development

Product Candidate (K
d
)
PI3K
PI3K
IPI-145
IPI-443
23 pM
21 pM
243 pM
73 pM

Retaspimycin HCl (IPI-504) Potent, Selective Inhibitor of Heat Shock Protein 90 (Hsp90)

Hsp90 Plays an Important Role in Cancer
Cell Survival
Function of Hsp90 in Cancer Cells
• Chaperone necessary for stability and
function, to maintain protein
homeostasis
• Hsp90 is elevated in cancer cells and
buffers cancer specific stress
Profile of Retaspimycin HCl
• Selective and potent Hsp90 inhibitor
Intellectual Property
• Composition and methods patents
issued broadly worldwide; earliest
expiry 2024
ATP
Retaspimycin HCl
Oncoprotein
Hsp90

Phase 2 Trial in NSCLC Patients with a
Smoking History
• Randomized, double-blind, placebo-controlled trial
• Enrollment complete with topline overall survival data expected in 1H’13

Smokers
w/ 2
nd
- or 3
rd
-line
NSCLC
(docetaxel naïve)
N = 226
Follow-up for OS
Follow-up for OS
Docetaxel +
Retaspimycin HCl
(N = ~105)
Docetaxel +
placebo
(N = ~105)
ClinicalTrials.gov NCT01362400.
– Co-primary endpoints: Overall survival in total population and squamous cell
– Secondary endpoints: Predictive biomarkers, progression free survival, overall response rate

Financial Highlights

2013 Financial Guidance*
• Approximately $327M in cash and investments at 12/31/12 (unaudited)
• Operating expenses: $115M to $125M
• Net loss: $115M to $125M
• Year-end 2013 cash and investments: $210M to $220M
– Cash runway into 2015

*Financial guidance provided as of January 7, 2013 and is based on Infinity’s then-current operating plan and exclusive of any potential business development activities.

Anticipated 2013 Program Milestones
IPI-145 in Hematologic Malignancies
1H13: Begin up to five cohort expansions in Phase 1 trial
1H13: Define recommended Phase 2 dose
2013: Initiate at least two additional trials
IPI-145 in Inflammation
1H13: Initiate Phase 2 trial in rheumatoid arthritis
2H13: Provide update on Phase 2a trial in asthma
PI3K Pipeline Expansion
2H13: Complete nonclinical studies to enable initiation of Phase 1 development of IPI-443
Retaspimycin HCl in NSCLC
1H13: Report topline OS data from Phase 2 trial in combination with docetaxel
1H13: Provide update on Phase 1b/2 trial in combination with everolimus

Pipeline Today

IPI-145 in Heme
IPI-443
Adv. Hematologic Malignancies
Phase 1 Phase 2 Phase 3
PI3K Pipeline Development
Preclinical
Asthma
Rheumatoid Arthritis
IPI-145 in Inflammation
NSCLC (Heavy smokers)
NSCLC (mKRAS)
Hsp90: Retaspimycin HCl
Dose-Escalation
25 mg BID Expansion
Docetaxel Combo
Everolimus Combo

Phase 1 Phase 2 Phase 3
Preclinical
Potential Pipeline at Year-End 2013*

IPI-145 in Heme
IPI-443
PI3K Pipeline Development
IPI-145 in Inflammation
Asthma
Rheumatoid Arthritis
5 Additional
Cohort Expansions
NSCLC (Heavy smokers)
NSCLC (mKRAS)
Hsp90: Retaspimycin HCl
Additional Trials
*If data are positive.
Adv. Hematologic Malignancies
Dose-Escalation
25 mg BID Expansion
Docetaxel Combo
Everolimus Combo

Building a Fully Integrated Biopharmaceutical Company January 2013